Exhibit 10.1

WHEN RECORDED RETURN TO:

         EMPS Research Corporation
         c/o Stephen H. Smoot
         875 Donner Way, Unit 705
         Salt Lake City, Utah 84108

                              ASSIGNMENT OF PATENTS

         WHEREAS, EMPS Corporation, a Nevada Corporation, is the owner of the entire right, title and interest in and to the United States Letters Patents entitled:

SYSTEM AND METHOD FOR SEPARATING ELECTRICALLY CONDUCTIVE PARTICLES

         Patent No. 5,439,117               Issued: August 8, 1995

SYSTEM AND METHOD FOR SEPARATING ELECTRICALLY CONDUCTIVE PARTICLES

         Patent No. 5,772,043               Issued: June 30, 1998

SYSTEM AND METHOD FOR SEPARATING ELECTRICALLY CONDUCTIVE PARTICLES

         Patent No. 6,095,337               Issued: August 1, 2000

and in and to the inventions defined in said patents.

         WHEREAS, EMPS Research Corporation, a Utah Corporation, located at 875 Donner Way, Unit 705, Salt Lake City, Utah 84108, is desirous of acquiring the entire right, title and interest in and to the said inventions and patents within the United States of America and its territorial possessions and within the countries foreign to the United States and any United States or foreign Letters Patents that may be granted therefor;

         NOW, THEREFORE, in consideration of one dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the said EMPS Corporation by these presents does sell, assign and transfer unto EMPS Research Corporation all of its right, title and interest to the said inventions and patents and any and all divisions and continuations, substitutes and reissues of said patents and the entire right, title and interest in, to

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and under any and all Letters Patents of the United States and foreign countries that may issue or be granted on said inventions. EXECUTED this 14th day of February, 2001, at 136 East South Temple, Suite 1700-A, Salt Lake City, Utah 84111.



                                    EMPS Corporation



                                          /s/ Louis S. Naegle
                                    By:---------------------------------
                                    LOUIS S. NAEGLE, President


                                            /s/ Timothy L. Adair
                                    Attest:--------------------------------
                                    TIMOTHY L. ADAIR, Secretary

STATE OF UTAH                       )
                                    :ss
County of Salt Lake                 )

         On February 14, 2001, before me personally appeared LOUIS S. NAEGLE and TIMOTHY L. ADAIR, known to me to be the persons described above and who signed the foregoing Assignment in my presence and acknowledged under oath before me that they have read the same and know the contents thereof and that the same is true of their own knowledge excepting as to matters therein alleged upon information and belief and as to those matters they believe them to be true, and that they executed the same as their free act and deed and for the purpose set forth therein as authorized by a Resolution of the Board of Directors of EMPS Corporation.

                                                     /s/ JR Parker
[Notary Public Seal affixed]                   ---------------------------------
                                               NOTARY PUBLIC

                                               Residing At:
                                               Salt Lake
My Commission Expires:

5-15-05

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